Supplement dated February 18, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Absolute Return Emerging Markets Macro Fund	10/1/2013
Effective February 1, 2014, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Henry Stipp, PhD	Portfolio Manager	Co-manager	June 2013
Jim Carlen, CFA	Portfolio Manager	Co-manager	2012
The rest of the section remains the same.
Effective February 1, 2014, the list of portfolio managers under the caption “Primary Service Providers — Portfolio Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Henry Stipp, PhD	Portfolio Manager	Co-manager	June 2013
Jim Carlen, CFA	Portfolio Manager	Co-manager	2012
Dr. Stipp joined Threadneedle in 2001 as a strategist and economist for emerging market debt. Dr. Stipp began his investment career in 1991 and earned a BSc in economics from the Catholic University of Rio de Janeiro, a MSc in macroeconomic policy in emerging markets from the DPPC-UK and a PhD in economics from the University of London.
Mr. Carlen joined the Investment Manager in 1996. Mr. Carlen began his investment career in 1996 and earned an M.S. from Georgetown University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP105_05_002_(02/14)